Exhibit 10.10

ASSIGNMENT OF PATENT

This Assignment, made and entered into on this 30th day of December, 2002 by and between F. Nicholas Franano, an individual residing in Kansas City, Missouri (“Assignor”), and Proteon Therapeutics, L.L.C., a Missouri Limited Liability Company (“Assignee”).

WITNESSETH THAT:

WHEREAS, Assignor is the owner of a certain valuable invention entitled “Local, Transcatheter Delivery of Pretenses to Reopen Obstructed Biological Conduits” (hereinafter referred to as “Invention”), said Invention disclosed and/or claimed in U.S. Provisional Patent Application Serial No. 60,155,938 filed on September 24, 1999, U.S. Patent Application Serial No. 09,669,051 filed on September 24, 2000 and International PCT Application Serial No. PCT;US00/26237 filed on September 24, 2000 (hereinafter referred to as “Patent Rights”); and

WHEREAS, Assignor wishes to transfer ownership in said Invention and Patent Rights to Assignee to facilitate the further development and marketing of said Invention.

NOW THEREFORE, in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor does hereby assign all of Assignor’s right, title, and interest as Inventor in and to the Invention and in and to the Patent Rights, including, but not limited to all patent amendments and/or changes made to finally obtain a Patent and by its signature hereon, Assignee from this date forward agrees to bear all additional charges and costs, if any, associated with the processing of the Patent Application and agrees to save Assignor harmless from any such costs and / or expenses.

IN WITNESS WHEREOF, the parties hereto have executed this Assignment on the day and year first above mentioned.

/s/ F. Nicholas Franano
F. Nicholas Franano, Assignor

Proteon Therapeutics, L.L.C.

By:	/s/ F. Nicholas Franano
F. Nicholas Franano, Managing Member

STATE OF MISSOURI)
) ss.
COUNTY OF JACKSON)

Before me, a Notary Public, in and for said County and State, personally appeared **F. Nicholas Franano**, to me known to be the person described in and who executed the foregoing Assignment and he stated to me that his action thereon was his free act and deed.

Subscribe and sworn to before me this 30th day of Dec., 2002.

Annette Strick
Notary Public

My Commission Expires:

ANNETTE STRICK
Jackson County
My Commission Expires
December 10, 2004

STATE OF MISSOURI)
) ss.
COUNTY OF JACKSON)

Before me, a Notary Public, in and for said County and State, personally appeared **F. Nicholas Franano**, Managing Member of **Proteon Therapeutics. L.L.C.** to me known to be the person described in and who executed the foregoing Assignment and he stated to me that his action thereon was the free act and deed of said Corporation.

Subscribe and sworn to before me this 30th day of Dec., 2002.

Annette Strick
Notary Public

My Commission Expires:

ANNETTE STRICK
Jackson County
My Commission Expires
December 10, 2004